UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 13, 2023, 3D Systems Corporation (“3D Systems” or the “Company”) delivered to Stratasys Ltd., an Israeli company (“Stratasys”), an escrow letter, dated July 13, 2023 (the “July 13 Escrow Letter”), together with an Agreement and Plan of Merger (the “July 13 Merger Agreement”) executed by the Company, Trident-Sun TopCo, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Parent”), Trident-Sun Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Company Merger Sub”), and Shemesh Printing Merger Company 2023 Ltd., an Israeli company and wholly owned subsidiary of Parent (“Stratasys Merger Sub”, and together with Company Merger Sub, the “Merger Subs”), which Stratasys was permitted to countersign in accordance with, and subject to, the terms of the July 13 Escrow Letter.

On August 28, 2023, the July 13 Escrow Letter expired in accordance with its terms, and the July 13 Merger Agreement was deemed withdrawn and terminated automatically.

On September 13, 2023, 3D Systems delivered to Stratasys a new escrow letter, dated September 13, 2023 (the “September 13 Escrow Letter”), together with an Agreement and Plan of Merger (the “September 13 Merger Agreement”) executed by the Company, Parent, Company Merger Sub, and Stratasys Merger Sub, which Stratasys may countersign in accordance with, and subject to, the terms of the September 13 Escrow Letter.

Escrow Letter. The September 13 Escrow Letter is intended to provide assurance to the board of directors of Stratasys (the “Stratasys Board”) that, as long as they satisfy the conditions set forth in the September 13 Escrow Letter, including the delivery of Stratasys’ executed signature page to the September 13 Merger Agreement prior to the termination of the September 13 Escrow Letter, then the September 13 Merger Agreement shall be fully executed, binding and effective.

Specifically, the September 13 Escrow Letter provides that the September 13 Merger Agreement shall be fully executed, binding and effective upon the occurrence of both of the following: (a) the termination of the Agreement and Plan of Merger between Stratasys, Tetris Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Stratasys, and Desktop Metal, Inc., a Delaware corporation (“Desktop Metal”), dated as of May 25, 2023 (the “Desktop Metal Merger Agreement”), other than a termination due to a breach by Stratasys of its representations, warranties or covenants or a Willful Breach (as defined in the Desktop Metal Merger Agreement) by Stratasys under the Desktop Metal Merger Agreement (a “Qualifying Termination”), and (b) the subsequent execution and delivery by Stratasys of its executed signature page to the September 13 Merger Agreement to the Company. Unless and until both of the above shall have occurred, the September 13 Merger Agreement shall be of no force or effect and shall not give rise to any obligation of any kind.

The September 13 Escrow Letter will terminate on the earliest date of any of the following: (a) the failure of Stratasys to execute and deliver the Merger Agreement by 5:00 p.m. Eastern Time on the earlier of October 5, 2023 or the fifth business day following the earlier of (i) the conclusion of the Stratasys shareholders’ meeting to vote on the Desktop Metal Merger Agreement, scheduled to be held on September 28, 2023, and (ii) the occurrence of a Qualifying Termination; (b) the receipt of the Stratasys shareholder approval for the Desktop Metal Merger Agreement; (c) the modification of the Desktop Metal Merger Agreement to remove the requirement to obtain the Stratasys shareholder approval for the Desktop Metal Merger Agreement; (d) the consummation of any business combination transaction or asset sale transaction between or involving Stratasys and Desktop Metal; or (e) the existence of a Willful Breach (as defined in the Desktop Metal Merger Agreement) or any breach, inaccuracy or noncompliance in any material respect (in each case, disregarding any waivers, consents and notice requirements) on the part of Stratasys in connection with any representation, warranty, covenant or agreement in the Desktop Metal Merger Agreement.

September 13 Merger Agreement. The September 13 Merger Agreement, if and when executed by Stratasys in accordance with, and subject to, the terms of the September 13 Escrow Letter described above, provides for a business combination transaction pursuant to which, subject to the terms and conditions of the September 13 Merger Agreement, (a) Company Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger as a wholly owned subsidiary of Parent (the “Company Merger”) and (b) immediately following the Company Merger, Stratasys Merger Sub will merge with and into Stratasys, with Stratasys as the surviving company in the merger as a wholly owned subsidiary of Parent (the “Stratasys Merger” and, together with the Company Merger, the “Mergers”). The September 13 Merger Agreement otherwise contains terms and conditions that are substantially similar to those contained in the July 13 Merger Agreement, which was attached as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 13, 2023 and described in Item 1.01 thereof, other than with respect to the following:

•

Merger Consideration. Subject to the terms and conditions set forth in the September 13 Merger Agreement, each ordinary share of Stratasys will be converted into the right to receive a combination of (i) $7.00 in cash, without interest, and (ii) 1.6387 common stock shares of Parent, subject to certain election and proration mechanics.

•

Regulatory Reverse Termination Fee. Subject to the terms and conditions of the September 13 Merger Agreement, the Company will be required to pay Stratasys a termination fee of $50.0 million if the September 13 Merger Agreement is terminated (i) by the Company or Stratasys upon the failure of the Mergers to be consummated on or before the End Date (as defined in the September 13 Merger Agreement) if (A) at least one of the closing conditions requiring (1) the receipt of certain antitrust clearances (“Required Regulatory Approvals”) or (2) the absence of any order, injunction, decree or other similar legal restraint enjoining or preventing the consummation of the Mergers (to the extent related to any antitrust law) has not been satisfied or waived, (B) such non-satisfaction is not the result of or caused by a breach by Stratasys of its obligations under the September 13 Merger Agreement and (C) all other conditions to the obligations of the Company, Parent and the Merger Subs to consummate the Mergers have been satisfied or waived or (ii) by the Company or Stratasys if all of the other conditions of the Company, Parent and the Merger Subs to consummate the transactions contemplated by the September 13 Merger Agreement have been satisfied or waived but (A) there has been a final, non-appealable denial of a Required Antitrust Approval or (B) a final, non-appealable order, injunction, decree or other legal restraint or prohibition (to the extent related to any antitrust law) permanently enjoining or preventing the consummation of the Mergers has been issued and, in each case, such denial or order, injunction, decree or other legal restraint or prohibition is not the result of or caused by a breach by Stratasys of its obligations under the September 13 Merger Agreement.

•

Employee Retention. The September 13 Merger Agreement provides, on the terms and subject to the conditions therein, for the creation of a $10 million retention program, to be allocated among employees of each company on an inverse basis to the projected pro forma ownership of their respective shareholders in Parent immediately following the Mergers.

The foregoing description of the September 13 Merger Agreement and the September 13 Escrow Letter are qualified in their entirety by the full text of the September 13 Merger Agreement and the September 13 Escrow Letter, which are attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference. The September 13 Merger Agreement and the September 13 Escrow Letter have been attached to provide investors with information regarding their respective terms. Such documents are not intended to provide any other factual information about the Company or Stratasys. In particular, the assertions embodied in the representations and warranties contained in the September 13 Merger Agreement are qualified by, or intended to be qualified by, information in the confidential disclosure letter provided by the Company to Stratasys in connection with the delivery of the September 13 Escrow Letter and September 13 Merger Agreement, the confidential disclosure letter to be provided by Stratasys to the Company in connection with any subsequent delivery by Stratasys of such disclosure letter under the September 13 Merger Agreement to the Company, or filings and reports of each of the Company and Stratasys with the SEC. The confidential disclosure letters delivered by the Company or to be delivered by Stratasys contain or will contain information that modifies, qualifies and creates exceptions to certain of the representations, warranties and covenants set forth in the September 13 Merger Agreement. Moreover, certain representations and warranties in the September 13 Merger Agreement are intended to allocate risk between the Company and Stratasys rather than establishing matters as facts and will be made only as of the date of the September 13 Merger Agreement (or such other date or dates as may be specified in the September 13 Merger Agreement). Accordingly, the representations and warranties in the September 13 Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Stratasys. The representations, warranties and covenants in the September 13 Merger Agreement will be made solely for the benefit of the parties to the September 13 Merger Agreement. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the September 13 Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Stratasys’ public disclosures.

In addition, on September 13, 2023, the Company issued a press release confirming that it delivered to the Stratasys Board the September 13 Escrow Letter and the September 13 Merger Agreement (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this document that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. In particular, we note that there is no assurance that a definitive agreement for the transaction referenced in this report will be entered into or consummated or that integration will be successful or synergies will be realized if such transaction were to be consummated. In addition, we note that Stratasys is not able to countersign a merger agreement with the Company without first terminating Stratasys’ merger agreement with Desktop Metal and that the mutual consent of both Stratasys and Desktop Metal is necessary for termination of the Desktop Metal merger agreement. We also note that Stratasys continues to recommend in favor of the Desktop Metal merger agreement, which remains in full force and effect, and that the vote by Stratasys shareholders on the Desktop Metal merger agreement has not yet occurred but is scheduled for September 28, 2023 based on Stratasys’ public filings. Business combination proposals, transactions and integrations are subject to numerous risks and uncertainties. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. The Company undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, except as required by law.

All references to the binding nature of the offer and merger agreement being proposed by the Company, whether in this Current Report on Form 8-K or a press release, presentation, other document or public statement, are subject to the contents of the Escrow Letter that has been delivered to Stratasys and is being filed as Exhibit 99.3.

Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities. This communication relates to a proposal which 3D Systems has made for a business combination with Stratasys. In furtherance of this proposal and subject to future developments, 3D Systems (and, if a negotiated transaction is agreed, Stratasys) may file one or more registration statements, proxy statements, tender offer statements, prospectuses or other documents with the SEC. This communication is not a substitute for any registration statement, proxy statement, tender offer statement, prospectus or other document that 3D Systems and/or Stratasys may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF 3D SYSTEMS AND STRATASYS ARE URGED TO READ THE REGISTRATION STATEMENT(S), PROXY STATEMENT(S), TENDER OFFER STATEMENT(S), PROSPECTUS(ES) AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. ANY DEFINITIVE PROXY STATEMENT(S) OR PROSPECTUS(ES) (IF AND WHEN AVAILABLE) WILL BE MAILED TO STOCKHOLDERS OF 3D SYSTEMS AND/OR STRATASYS, AS APPLICABLE. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by 3D Systems through the web site maintained by the SEC at http://www.sec.gov.

This document shall not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, 3D Systems and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about 3D Systems’ executive officers and directors in 3D Systems’ definitive proxy statement filed with the SEC on April 5, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements, prospectuses or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 13, 2023

99.2	Agreement and Plan of Merger executed and delivered by 3D Systems Corporation, Trident-Sun TopCo, Inc., Trident-Sun Merger Sub, Inc. and Shemesh Printing Merger Company 2023 Ltd. (available to be countersigned by Stratasys Ltd. pursuant to the terms of the Escrow Letter, dated September 13, 2023)*

99.3	Escrow Letter submitted by 3D Systems Corporation to Stratasys Ltd. on September 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: September 13, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary